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                                                                       EXHIBIT A


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80408) of AptarGroup, Inc. of our report dated June 15, 1999 appearing on page 3 of this Form 11-K.



/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Chicago, Illinois

June 24, 1999